EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Timberline Resources Announces 2017 Financial Results and Closes Private Placement Financing

Coeur d’Alene, Idaho – December 21, 2017 – Timberline Resources Corporation (OTCQB: TLRS; TSX-V: TBR) (“Timberline” or the “Company”) announced consolidated financial results for its fourth fiscal quarter and its fiscal year ended September 30, 2017 and closed its non-brokered private placement..

The Company reported cash of $67,154 as of September 30, 2017 and a consolidated net loss of $0.5 million for the fourth quarter and $1.65 million for the fiscal year, including exploration expenditures of $0.31 million and $0.42 million, respectively.

A summary of selected financial results is presented in the following table:

($US 000’s, except earnings per share)	3 Months Ending September 30		Year Ending September 30
	2017	2016	2017	2016
Consolidated net loss	$(487)	$(1,097)	$(1,646)	$(2,757)
Consolidated net loss per share, basic and diluted	(0.02)	(0.05)	(0.06)	(0.16)
Mineral exploration expenses	307	411	424	591
Cash	67	82	67	82
Working capital	(365)	143	(365)	143

Timberline’s President & Chief Executive Officer, Steve Osterberg, commented, “Our focus during 2017 continued to be on the Talapoosa Project in Nevada, where we successfully concluded a metallurgical study designed to confirm recoveries as estimated in the 2015 Preliminary Economic Assessment on the project.  We also confirmed the occurrence of coarse gold in the deposit which is generally not recognized in the current and historic resource estimates.  Together with the previously identified opportunities to expand the existing estimated resource on-strike, we believe the Talapoosa project has significant growth potential beyond the current resource estimate of over one million ounces of gold(1).  In addition, our field studies have identified several high priority drill targets in the prospective, parallel Appaloosa zone.  In 2018, subject to available capital, we anticipate follow-up drilling for resource expansion and metallurgical trade-off studies which will contribute to a planned Pre-feasibility-level study on Talapoosa.  At the district-scale Eureka project, we have developed exploration targets to expand on mineralization at the historic Windfall deposit to augment the existing resource at Lookout Mountain(2).”

The Company also announced that it has received final approval from the TSX Venture Exchange for its private placement and has closed its previously announced non-brokered private placement (the “Offering”).  In connection with the closing of the final tranche of the Offering, the Company has issued 590,000 units (“Units”) at a price of US$0.30 for gross consideration of US$177,000.  In the aggregate of the two tranches of the Offering, the Company has issued a total of 2,880,867 Units for total consideration of US$864,260.  The Company intends to use the net proceeds of the Offering for working capital, costs associated with property and claim maintenance, and exploration expenses.

Each Unit in the Offering consists of one share of common stock of the Company and one common share purchase warrant (each a “Warrant”) (together the “Securities”), with each Warrant exercisable to acquire an additional share of common stock of the Company at a price of US$0.45 per share until the warrant expiration date of October 31, 2022.

The Offering is being completed under Rule 506(b) of Regulation D promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”) solely to persons who qualify as accredited investors and in accordance with applicable Canadian securities laws.

The Securities offered in the Offering have not been registered under the Securities Act or the securities laws of any state of the United States and may not be offered or sold in the United States absent such registration or an applicable exemption from such registration requirements.  This press release does not constitute an offer to sell or a solicitation of an offer to buy securities nor shall there be any sale of the securities referenced herein in any state or other jurisdiction in which such offer, solicitation or sale is not permitted. The securities referenced herein have not been approved or disapproved by any regulatory authority.  The Securities are subject to legal restrictions on transfer and resale and investors should not assume they will be able to resell their securities. Securities issued to investors in Canada are subject to a four month hold period in accordance with Canadian securities laws. Investing in the Securities involves risk, and investors should be able to bear the loss of their investment.

About Timberline Resources

Timberline Resources Corporation is focused on advancing district-scale gold exploration and development projects in Nevada, including its Talapoosa project in Lyon County, where the Company has completed and disclosed a positive preliminary economic assessment.  Timberline also controls the 23 square-mile Eureka property, with its Lookout Mountain and Windfall project areas lying on the Battle Mountain-Eureka gold trend.  Exploration potential occurs within three separate structural-stratigraphic trends defined by distinct geochemical gold anomalies.  Timberline also owns the Seven Troughs property in northern Nevada, known to be one of the state's highest grade, former producers.

Timberline is listed on the OTCQB where it trades under the symbol "TLRS" and on the TSX Venture Exchange where it trades under the symbol "TBR".

Steven Osterberg, Ph.D., P.G., Timberline’s President and Chief Executive Officer, is a Qualified Person as defined by National Instrument 43-101 and has reviewed and approved the technical contents of this release.

(1) Refer to “Preliminary Economic Assessment on the Talapoosa Project”, WSP Canada, Inc.; Effective April 27, 2015; Resource Effective Date: March 24, 2015; Filed on SEDAR May 21, 2015.

(2) Refer to “Updated Technical Report on the Lookout Mountain Project”, MDA, Effective March 1, 2013; Filed on SEDAR April 12, 2013.

Forward-looking Statements

Statements contained herein that are not based upon current or historical fact are forward-looking in nature and constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties.  These statements include but are not limited to statements regarding opportunities to expand the Talapoosa resource, mineralization in the Appaloosa zone, follow up drilling for resource expansion, technical investigations, and initiation of a feasibility-level study at Talapoosa, expansion of mineralization at the Windfall project, the advancement of projects, and exploration potential.  When used herein, the words "anticipate," "believe," "estimate," “upcoming,” "plan," “target”, "intend" and "expect" and similar expressions, as they relate to Timberline Resources Corporation, its subsidiaries, or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, risks related to changes in the Company’s business and other factors, including risk factors discussed in the Company's Annual Report on Form 10-K for the year ended September 30, 2016.  Except as required by law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements.

2 | TIMBERLINE RESOURCES

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accept responsibility for the adequacy or accuracy of this release.

For Further Information Please Contact:

Steven A. Osterberg,

President and CEO

Tel:   208-664-4859

E-mail:  info@timberline-resources.com

Website:  www.timberline-resources.com

3 | TIMBERLINE RESOURCES